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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: MARCH 18, 2004



                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                       0-11514                     31-1041397
(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 7. EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                             Description

                 99* Press Release, dated March 18, 2004, entitled "MAX & ERMA'S RESTAURANTS, INC. REPORTS NEAR RECORD QUARTER."

         * Such press release is being "furnished" (not filed) pursuant to Item 12 of this Current Report on Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 18, 2004, Max & Erma's Restaurants, Inc. (the "Company") issued a press release entitled, "MAX & ERMA'S RESTAURANTS, INC. REPORTS NEAR RECORD QUARTER" regarding its financial results for the first quarter of 2004. A copy of the Company's press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference. The information in this 8-K, including
Exhibit 99, shall not be treated as "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Max & Erma's Restaurants, Inc.


Date:  March 18, 2004                         By:     /s/ William C. Niegsch
                                                 ------------------------------
                                                 William C. Niegsch, Executive
                                                 Vice President and Chief
                                                 Financial Officer



                                       2

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                                  EXHIBIT INDEX

   Exhibit No.                             Description

      99 Press Release, dated March 18, 2004, entitled "MAX & ERMA'S RESTAURANTS, INC. REPORTS NEAR RECORD QUARTER."